EXHIBIT 99.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (No. 333-49543, No. 333-12255, No. 333-12257, No. 333-31569, No. 333-31574 and No. 333-43047) of
Sinclair Broadcast Group, Inc. (the "Company") of our report dated March 10, 1998 relating to the financial statements of Sullivan Broadcast Holdings, Inc. and Subsidiaries as of December 31, 1996 and 1997 for the period from inception (June 2, 1995) through December 31, 1995 and for the years ended December 31, 1996 and 1997, which appears in the Company's Current Report on Form 8-K/A dated December 2, 1997 (filed April 8, 1998). We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ Price Waterhouse LLP

Boston, Massachusetts
April 8, 1998